GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments

June 30, 2023 (Unaudited)

	Description	Value

Private Real Estate Investment Trusts & Private Investment Funds – 56.9%(a)
Ares Industrial Real Estate Fund, LP		$ 19,244,496
Ares US Real Estate Fund IX, LP		6,230,310
Bain Capital Real Estate Fund I-B, LP		8,072,510
Brookfield Premier Real Estate Partners, LP		2,157,369
Brookfield Real Estate Finance Fund V, LP		8,613,844
CBRE U.S. Core Partners, LP		23,629,620
Clarion Partners Debt Investment Fund, LP		5,883,197
Clarion Ventures 4, LP		3,560,217
Greystar Student Housing Growth and Income Fund		21,865,888
Harrison Street Core Property Fund, LP		17,761,706
Heitman Core Real Estate Debt Income Trust, LP		12,764,182
Manulife US REIT		11,626,273
Nuveen U.S. Core-Plus Real Estate Debt Fund, LP		10,181,383
Oaktree Global Credito FIC FIM		44,450,093
Prologis Targeted U.S. Logistics Holdings II, LP		14,570,712
RealTerm Logistics Income Fund		24,413,533
Sculptor Real Estate Credit Fund, LP		4,822,927
Sentinel Real Estate Fund		25,314,670
TA Realty Core Property Fund, LP		40,909,939
The Trumbull Property Fund, LP		4,762,917
Truman 2016 SC5, LLC		129,125

TOTAL PRIVATE REAL ESTATE INVESTMENT TRUSTS & PRIVATE INVESTMENT FUNDS (Cost $313,069,529)		$310,964,911

Shares	Description	Value

Common Stocks – 36.1%
Hotel & Resort REITs – 1.1%
62,733	Ryman Hospitality Properties, Inc. REIT	$ 5,829,150

Industrial REITs – 3.2%
146,637	Americold Realty Trust, Inc. REIT	4,736,375
25,958	EastGroup Properties, Inc. REIT	4,506,309
34,631	Prologis, Inc. REIT	4,246,799
67,128	Terreno Realty Corp. REIT	4,034,393

		17,523,876

Mortgage Real Estate Investment Trusts (REITs) – 8.4%
473,689	Apollo Commercial Real Estate Finance, Inc. REIT	5,362,160
1,717,812	Ladder Capital Corp. REIT	18,638,260
1,113,996	Redwood Trust, Inc. REIT	7,096,155
146,783	Starwood Property Trust, Inc. REIT	2,847,590
1,582,469	TPG RE Finance Trust, Inc. REIT	11,726,095

		45,670,260

Shares	Description		Value

Common Stocks – (continued)
Office REITs – 1.3%
61,962	Alexandria Real Estate Equities, Inc. REIT		$ 7,032,068

Residential REITs – 9.9%
305,722	American Homes 4 Rent, Class A REIT		10,837,845
65,769	AvalonBay Communities, Inc. REIT		12,448,099
153,263	Equity LifeStyle Properties, Inc. REIT		10,251,762
313,670	Invitation Homes, Inc. REIT		10,790,248
234,017	UDR, Inc. REIT		10,053,370

			54,381,324

Specialized REITs – 12.2%
56,776	American Tower Corp. REIT		11,011,137
311,191	CubeSmart REIT		13,897,790
56,873	Digital Realty Trust, Inc. REIT		6,476,128
12,334	Equinix, Inc. REIT		9,669,116
90,314	Extra Space Storage, Inc. REIT		13,443,239
24,056	SBA Communications Corp. REIT		5,575,219
219,448	VICI Properties, Inc. REIT		6,897,251

			66,969,880

TOTAL COMMON STOCKS (Cost $203,749,765)			$197,406,558

Shares	Description	Dividend Rate	Value

Preferred Stocks – 3.7%
Hotel & Resort REITs – 0.0%
18,032	Pebblebrook Hotel Trust, Series E	6.38%	$ 334,494

Mortgage Real Estate Investment Trusts (REITs) – 2.1%
72,971	Annaly Capital Management, Inc., Series F	10.54	1,853,463
77,545	MFA Financial, Inc., Series C	6.50	1,529,963
85,864	PennyMac Mortgage Investment Trust, Series B	8.00	1,961,992
87,777	Rithm Capital Corp., Series B	7.13	1,998,682
73,559	Two Harbors Investment Corp., Series B	7.63	1,423,367
128,562	Two Harbors Investment Corp., Series A	8.13	2,670,233

			11,437,700

Real Estate Management & Development – 1.6%
135,353	DigitalBridge Group, Inc., Series J	7.13	2,901,968

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)
Real Estate Management & Development – (continued)
130,381	DigitalBridge Group, Inc., Series I	7.15%	$ 2,744,520
147,147	DigitalBridge Group, Inc., Series H	7.13	3,109,216

			8,755,704

TOTAL PREFERRED STOCKS (Cost $23,012,665)			$ 20,527,898

Shares	Dividend Rate		Value

Investment Company – 4.7%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
25,584,368	5.022%		$ 25,584,368
(Cost $25,584,368)

TOTAL INVESTMENTS – 101.4% (Cost $565,416,327)			$554,483,735

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.4)%			(7,813,001)

NET ASSETS – 100.0%			$546,670,734

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on sale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $310,964,911, which represents approximately 56.9% of net assets as of June 30, 2023. See additional details below:

Security	Date(s) of Purchase	Cost
Ares Industrial Real Estate Fund, LP	12/21/22	$19,890,336
Ares US Real Estate Fund IX, LP	09/19/19-11/22/22	6,847,528
Bain Capital Real Estate Fund I-B, LP	12/18/19-03/14/23	5,268,137
Brookfield Premier Real Estate Partners, LP	10/01/19-12/20/21	1,767,037
Brookfield Real Estate Finance Fund V, LP	10/03/19-03/28/23	10,488,503
CBRE U.S. Core Partners, LP	03/30/22-01/19/23	25,900,870
Clarion Partners Debt Investment Fund, LP	02/14/17-08/01/22	5,510,660
Clarion Ventures 4, LP	07/01/16-07/10/19	7,672,956
Greystar Student Housing Growth and Income Fund	01/04/22-01/25/23	20,764,445
Harrison Street Core Property Fund, LP	09/15/21-01/26/23	17,820,010
Heitman Core Real Estate Debt Income Trust, LP	07/27/17-01/26/23	13,802,852
Manulife US REIT	04/08/22-01/25/23	12,780,095
Nuveen U.S. Core-Plus Real Estate Debt Fund, LP	10/01/19-01/31/23	10,786,833
Oaktree Global Credito FIC FIM	10/07/21-03/24/23	40,672,187
Prologis Targeted U.S. Logistics Holdings II, LP	01/03/20-03/01/23	12,251,258
RealTerm Logistics Income Fund	04/18/22-02/26/23	25,352,485
Sculptor Real Estate Credit Fund, LP	01/21/20-03/30/23	5,402,199
Sentinel Real Estate Fund	05/04/22-01/18/23	25,307,705
TA Realty Core Property Fund, LP	01/04/22-02/08/23	39,908,483
The Trumbull Property Fund, LP	01/04/16-10/01/18	4,874,950
Truman 2016 SC5, LLC	10/21/19	—
Total		$313,069,529

(b)	Represents an affiliated issuer.

Investment Abbreviations:
LP	— Limited Partnership
REIT	— Real Estate Investment Trust

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments (continued)

June 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

Additional information on investments in private real estate investment funds:

Security	Value	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of June 30, 2023

Ares Industrial Real Estate Fund, LP	$19,244,496	N/R	N/R	$—
Ares US Real Estate Fund IX, LP	6,230,310	N/R	N/R	1,385,336
Bain Capital Real Estate Fund I-B, LP	8,072,510	N/R	N/R	3,047,951
Brookfield Premier Real Estate Partners, LP	2,157,369	Quarterly	90	—
Brookfield Real Estate Finance Fund V, LP	8,613,844	N/R	N/R	7,904,227
CBRE U.S. Core Partners, LP	23,629,620	Quarterly	60	—
Clarion Partners Debt Investment Fund, LP	5,883,197	N/R	N/R	4,652,799
Clarion Ventures 4, LP	3,560,217	N/R	N/R	963,242
Greystar Student Housing Growth and Income Fund	21,865,888	Quarterly	90	—
Harrison Street Core Property Fund, LP	17,761,706	Quarterly	45	—
Heitman Core Real Estate Debt Income Trust, LP	12,764,182	Quarterly	90	—
Manulife US REIT	11,626,273	Quarterly	60	—
Nuveen U.S. Core-Plus Real Estate Debt Fund, LP	10,181,383	Quarterly	45	—
Oaktree Global Credito FIC FIM	44,450,093	N/R	N/R	363,612
Prologis Targeted U.S. Logistics Holdings II, LP	14,570,712	Quarterly	90	9,367,343
RealTerm Logistics Income Fund	24,413,533	Quarterly	90	—
Sculptor Real Estate Credit Fund, LP	4,822,927	N/R	N/R	2,335,498
Sentinel Real Estate Fund	25,314,670	Quarterly	90	6,057,359
TA Realty Core Property Fund, LP	40,909,939	Quarterly	45	—
The Trumbull Property Fund, LP	4,762,917	Quarterly	60	—
Truman 2016 SC5, LLC	129,125	N/R	N/R	—

N/R - Not Redeemable

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments (continued)

June 30, 2023 (Unaudited)

CONSOLIDATED NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments (continued)

June 30, 2023 (Unaudited)

CONSOLIDATED NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

Public Non-Traded REITs — Public Non-Traded Real Estate Investment Trusts (“Public Non-Traded REITs”) do not report NAVs on a timely basis and therefore cannot be valued using the practical expedient methodology. GSAM determines the fair value of Public Non-Traded REITs by adjusting the most recent NAV for each Public Non-Traded REIT, as necessary, by the change in a relevant proxy that the Valuation Committee has deemed to be representative of the market.

C. Other Fair Valuation Investments — Prices or valuations that require significant unobservable inputs (including assumptions in determining fair value measurement).

The fair valuation technique depends on the investment characteristics and the availability of observable inputs. Investments are classified within the level of the lowest significant input considered in determining fair value. GSAM uses NAV as its measure of fair values for investments in LP/LLC interests when (i) the investment does not have a readily determinable fair value and (ii) the NAV of the investment is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the investments have been classified, GSAM has assessed factors including, but not limited to, price transparency. An investment in LP/LLC interests using NAV as its measure of fair value is excluded from the fair value hierarchy.

The fair value technique and type of valuation input varies by investment type as follows:

Private REITs — Private Real Estate Investment Trusts (“Private REITs”) report their investment assets at fair value, and typically report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820-10, the Fund has elected to apply the practical expedient methodology and to value its investments in Private REITs at their respective NAVs typically at each quarter. For non-calendar quarter days, GSAM estimates the fair value of each Private REIT by adjusting the most recent NAV for each Private REIT, as necessary, by the change in a relevant proxy that the Valuation Committee has deemed to be representative of the market.

Private Investment Funds — Private investment funds (“Private Investment Funds”) measure their investment assets at fair value, and typically report a NAV per share on a calendar quarterly basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient methodology and to value its investments in Private Investment Funds at their respective NAVs typically at each quarter. For non-calendar quarter days, GSAM determines the fair value of each Private Investment Fund by adjusting the most recent NAV for each Private Investment Fund, as necessary, by the change in a relevant proxy that the Valuation Committee has deemed to be representative of the market.

D. Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2023:

The table below sets forth information about the levels within the fair value hierarchy at which the investments are measured at June 30, 2023:

	Fair Value as of June 30, 2023

Assets	Level 1	Level 2	Level 3	Total
Direct Investments
North America	$197,406,558	$20,527,898	$—	$217,934,456
Investment Company	25,584,368	—	—	25,584,368

Subtotal	$222,990,926	$20,527,898	$—	$243,518,824
Direct Investments measured at NAV				310,964,911

Total				$554,483,735

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments (continued)

June 30, 2023 (Unaudited)

CONSOLIDATED NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The Fund’s risks include, but are not limited to, the following:

Dividend-Paying Investments Risk — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.

Industry Concentration Risk — The Fund concentrates its investments in the real estate industry, which has historically experienced substantial price volatility. Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if their investments were diversified across different industries. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. There are also special risks associated with particular subindustries, or real estate operations generally.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Leverage Risk — The Fund may use leverage to seek to achieve its investment objectives. The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that the Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; and that leverage may increase operating costs, which may reduce total return.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. The Fund may utilize leverage, which magnifies the market risk. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments (continued)

June 30, 2023 (Unaudited)

CONSOLIDATED NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Private Real Estate Investment Funds Risk — The Fund’s performance depends in part upon the performance of the applicable private real estate investment fund managers and selected strategies, the adherence by such private real estate investment fund managers to such selected strategies, the instruments used by such private real estate investment fund managers and the Investment Adviser’s ability to select private real estate investment fund managers and strategies and effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, incentive allocations or fees and expenses at the private real estate investment fund level.

The Fund’s investments in certain private real estate investment funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. Many of the Fund’s assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a private real estate investment fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of. Private real estate investment funds are not publicly traded and therefore are not liquid investments. Private real estate investment funds may make significant use of leverage, which has the potential to magnify losses versus funds that do not employ leverage.

Private REIT Risk — In addition to the risks described in “Private Real Estate Investment Fund Risk” and “REIT Risk,” Private REITs are typically smaller and financially less stable than Public REITs. Private REITs are unlisted, making them hard to value and trade. Moreover, private REITs generally are exempt from Securities Act registration and, as such, are not subject to the same disclosure requirements as Public REITs, which makes private REITs more difficult to evaluate from an investment perspective.

REIT Risk — Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. REITs may also fail to qualify for tax free pass-through of income or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Repurchase Offers Risk — The Fund operates as an “interval fund,” and, in order to provide some liquidity to shareholders, will make quarterly offers to repurchase a percentage of its outstanding shares at NAV, pursuant to Rule 23c-3 under the Act. The repurchase of shares by the Fund would decrease the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. In addition, the Fund may be required to sell portfolio securities (including at inopportune times) to satisfy repurchase requests, resulting in increased transaction costs that must be borne by the Fund and its shareholders. This may result in higher short-term capital gains for taxable shareholders.

If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur.